Microsoft Word 10.0.2627;SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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         Date of Report (Date of earliest event reported): May 15, 2003


                                AEARO CORPORATION
               (Exact name of Registrant as specified in charter)

          Delaware                  0-26942                      13-3840450
(State or other jurisdiction     Commission file number)       (IRS employer
       of incorporation)                                     identification no.)


               5457 West 79th Street, Indianapolis, Indiana 46268
               (Address of principal executive offices) (Zip Code)

                                 (317) 692-6666
              (Registrant's telephone number, including area code)
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Item 7.  Financial Statements and Exhibits

(c)  Exhibit

99.1 Press release dated May 16, 2003 of Aearo Corporation announcing its results of operations for the 2nd quarter ending March 31, 2003

Item 9. Regulation FD Disclosure. (Information furnished under this Item 12 - Results of Operations and Financial Condition

On May 16, 2003, Aearo Corporation announced its results of operations for the quarter ended March 31, 2003. A copy of the press release is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.

The information included in the attached exhibit and contained in Item 9 of this Current Report is being furnished pursuant to "Item 12. Results of Operations and Financial Condition" of Form 8-K in accordance with SEC Release Nos. 33-8216 and 34-47583. Such information shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 16, 2003      AEARO CORPORATION

                        By: /s/Jeffrey S. Kulka
                        -----------------------
                        Jeffrey S. Kulka
                        Vice President, Chief Financial Officer, and Treasurer